FIRST AMENDMENT

                                       TO

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT



            This First Amendment to Amended and Restated Employment Agreement, dated as of April 1, 1997 (the "Amendment"), is by and between MOTORCAR PARTS & ACCESSORIES, INC, a New York corporation having an address at 2727 Maricopa Street, Torrance, California 90503 (the "Company") and MEL MARKS, an individual residing at 269 Gramercy Drive, Jericho, New York 11753 (the "Employee").

            WHEREAS, the Company and the Employee are parties to an Amended and Restated Employment Agreement dated as of September 1, 1995 (the "Agreement"); and

            WHEREAS, the Company and the Employee desire to amend the Agreement in certain respects.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions hereinafter set forth, the parties hereby agree as follows:

            1. Amendment to the Agreement. The Agreement is hereby amended as of April 1, 1997, as follows:

            Paragraph 5(a) of the Agreement is hereby amended in its entirety as follows:

                        "(a).  Base  Salary.  The Company  shall pay  Employee a
            minimum base salary ("Salary") of Three Hundred Thousand Dollars ($300,000) per year. The Salary shall be subject to review and adjustment on an annual basis, or, at the Company's discretion, on such date as the Company may designate; provided, however, that in no event shall Employee's Salary be adjusted below the Salary designated herein."

            2. Counterparts. This Amendment may be signed in one or more counterpart copies, each of which constitutes an original, but all of which, when taken together, shall consti tute one agreement binding upon all of the parties hereto.

            3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules thereof.


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            4. Agreement to Continue as Amended.  Except as modified and amended by this Amendment, the Agreement shall remain and continue in full force and effect after the date hereof.

            IN WITNESS WHEREOF, the parties hereunto have executed and delivered this Amendment as of the date first written above.


                                            MOTORCAR PARTS & ACCESSORIES


                                            By:
                                                  -----------------------------
                                                  Name:
                                                  Title:



                                                  -----------------------------
                                                  Mel Marks



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